                                                                      EXHIBIT 21


                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES


SUBSIDIARY                                            JURISDICTION             PARENT                        PERCENTAGE
                                                       OF INCORP.
1950 Williams Drive, LLC                              Delaware           TFX Equities                           100
924593 Ontario Limited                                Ontario            Teleflex                                81 (1)
Access Medical S.A.                                   France             TFX International S.A.                 100
AeroForge Corporation                                 Indiana            TFX Equities                           100
Airfoil Management Company                            Delaware           TFX Equities                           100
Airfoil Management Limited                            UK                 Sermatech (U.K.) Limited               100
Airfoil Technologies (Florida), Inc.                  Delaware           Aviation Product Support, Inc.          51 (2)
Airfoil Technologies International LLC                Delaware           TFX Equities                            51 (3)
Airfoil Technologies Singapore PTE LTD                Singapore          Airfoil Technologies Internat'l        100
American General Aircraft Holding Co., Inc.           Delaware           Teleflex                                74
Asept Inmed S.A.                                      France             TFX International S.A.                 100
Asid Bonz GmbH                                        Germany            Willy Rusch AG                         100
Astraflex Limited                                     UK                 TFX Group Ltd.                         100
Aunic Engineering Limited                             UK                 Sermatech (U.K.) Limited               100
Aviation Product Support, Inc.                        Delaware           TFX Equities                           100
Avtech Systems, Inc.                                  Utah               Telair International (CA)              100
Bavaria Cargo Technologie GmbH                        Germany            Telair International GmbH              100
Blue Armor International, Ltd.                        Maryland           Sermatech                              100
Capro de Mexico, S.A. de C.V.                         Mexico             TFX International Corp.              99.99 (4)
Capro Inc.                                            Texas              Teleflex                               100
CCT De'Couper Industries, Inc.                        Michigan           Comcorp Technologies, Inc.             100
CCT Plymouth Stamping Company                         Michigan           Comcorp Technologies, Inc.             100
CCT Thomas Die & Stamping, Inc.                       Michigan           CCT De'Couper Industries, Inc.         100
Cepco Precision Company of Canada, Inc.               Canada             Sermatech Engineering                  100
Cetrek Engineering Ltd.                               UK                 Cetrek Ltd.                            100
Cetrek Inc.                                           Massachusetts      Teleflex                               100
Cetrek Limited                                        UK                 TFX International Ltd.                 100
Chemtronics International Ltd.                        UK                 Sermatech (U.K.) Limited               100
Claes Johansson Automotive AB                         Sweden             UPDC Systems AB                        100
Claes Johansson Components AB                         Sweden             Claes Johansson Automotive AB          100
Comcorp Inc.                                          Michigan           Teleflex                               100
Comcorp Technologies, Inc.                            Michigan           Teleflex                               100
Comfort Pedals, Inc.                                  Michigan           Comcorp, Inc.                          100


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                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES


ComPort Automotive B.V.                               The Netherlands    United Parts Group N.V.                100
Endoscopy Specialists Incorporated                    Delaware           Medical Sterilization, Inc.            100
Entech, Inc.                                          New Jersey         TFX Equities                           100
Flexible Flyer, Inc.                                  Delaware           Teleflex                               100
Franklin Medical Ltd.                                 UK                 TFX Group Ltd.                         100
G-Tel Aviation Limited                                UK                 Sermatech (U.K.) Limited                50
Gamut Technology, Inc.                                Texas              Capro                                  100
Gas-Path Technology, Inc.                             Delaware           Teleflex                               100
Gator-Gard Incorporated                               Delaware           Sermatech                              100
Inmed (Malaysia) Holdings Sdn. Berhad                 Malaysia           Willy Rusch AG                         100
Inmed Acquisition, Inc.                               Delaware           Teleflex                               100 (5)
Inmed Corporation (6)                                 Georgia            Inmed Acquisition                      100
Inmed Corporation (U.K.) Ltd.                         UK                 TFX Group Ltd.                         100
Kaufman Industries Limited                            Maryland           Sermatech                              100
Kordial S.A.                                          France             TFX International S.A.                 100
Lehr Precision, Inc.                                  Ohio               Teleflex                               100
Lipac Liebinzeller Verpackungs-GmbH                   Germany            Willy Rusch AG                         100
Mal Tool & Engineering Limited                        UK                 TFX Group Ltd.                         100
Mal Tool & Engineering S.A.R.L.                       France             TFX International S.A.                 100
Meddig Medizintechnik Vertriebs-GmbH                  Germany            Rusch G B                             87.5
Medical Service Vertriebs-GmbH                        Germany            Willy Rusch AG                         100
Medical Sterilization, Inc.                           New York           TFX Equities                            85
Norland Plastics Company                              Delaware           TFX Equities                           100
Phosphor Products Co. Limited                         UK                 TFX International Ltd.                 100
Pilling Weck Chiurgische Produkte GmbH                Germany            TFX Holding GmbH                       100
Pilling Weck Incorporated                             Delaware           Teleflex                               100
Pilling Weck Incorporated                             Pennsylvania       Teleflex                               100
Pilling Weck (Asia) PTE Ltd. (7)                      Singapore          Pilling Weck (PA)                    99.99
Pilling Weck (Canada)Inc.                             Canada             924593 Ontario                        50.5 (8)
Pilling Weck n.v.                                     Belgium            TFX International S.A.                 100
Primaklimat AB                                        Sweden             Claes Johansson Components AB          100
Rigel Compasses Limited                               UK                 TFX International Ltd.                 100
Rusch Asia Pacific Sdn. Berhad                        Malaysia           Inmed (Malaysia) Holdings              100
Rusch AVT Medical Private Limited                     India              TFX Equities                            50
Rusch (UK) Ltd.                                       UK                 TFX Group Ltd.                         100
Rusch Austria Ges.mbH                                 Austria            Teleflex                               100


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                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES


Rusch France S.A.R.L.                                 France             Rusch G B                              100
Rusch Inc.                                            Delaware           Rusch G B                              100
Rusch Italia S.A.R.L.                                 Italy              Willy Rusch AG                         100
Rusch Manufacturing (UK) Ltd.                         UK                 TFX Group Ltd.                         100
Rusch Manufacturing Sdn. Berhad                       Malaysia           Inmed (Malaysia) Holdings             96.5
Rusch Medical, S.A. (9)                               France             TFX International S.A.                 100
Rusch Mexico, S.A. de C.V.                            Mexico             Teleflex                                99 (10)
Rusch Sdn. Berhad                                     Malaysia           Inmed (Malaysia) Holdings             96.5
Rusch Uruguay Ltda.                                   Uruguay            Rusch G B                               60
Rusch-Pilling Limited                                 Canada             Willy Rusch AG                        50.5 (11)
Rusch-Pilling S.A.                                    France             TFX International S.A.                 100
S. Asferg Hospitalsartikler ApS                       Denmark            Teleflex                               100
Scandinavian Bellyloading Company AB                  Sweden             Telair International GmbH              100
Scandinavian Bellyloading Internat'l, Inc.            California         Teleflex                               100
Sermatech (Canada) Inc.                               Canada             924593 Ontario                         100
Sermatech Engineering Group, Inc.                     Delaware           Teleflex                               100
Sermatech (Germany) GmbH                              Germany            TFX Holding GmbH                       100
Sermatech International Incorporated                  PA                 Teleflex                               100
Sermatech Repair Services Limited                     UK                 Airfoil Technologies Internat'l         60 (12)
Sermatech (U.K.) Limited                              UK                 TFX Group Ltd.                         100
SermeTel Technical Services (STS) GmbH                Germany            TFX Holding GmbH                       100
Simal S.A.                                            Belgium            TFX International S.A.                 100
SSI Surgical Services, Inc.                           Delaware           Medical Sterilization, Inc.            100
Technology Holding Company                            Delaware           TFX Equities                           100
Technology Holding Company II                         Delaware           Technology Holding Company III         100
Technology Holding Company III                        Delaware           Techsonic Industries, Inc.              66 (13)
Techsonic Industries, Inc.                            Alabama            Teleflex                               100
Telair International Electronic Systems GmbH (14)     Germany            Telair International Services          100
Telair International GmbH                             Germany            TFX Holding GmbH                       100
Telair International Incorporated(15)                 California         Teleflex                               100
Telair International Incorporated                     Delaware           Teleflex                               100
Telair International Services GmbH (16)               Germany            Bavaria Cargo Technologie              100
Telair International Services PTE LTD                 Singapore          Telair                                70.5 (17)
Teleflex (Canada) Limited                             Canada(B.C.)       924593 Ontario                         100
Teleflex Automotive de Mexico S.A. de C.V.            Mexico             TFX Equities                          99.9 (18)
Teleflex Automotive Manufacturing


                                     Page 3
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                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES


  Corporation                                         Delaware           Teleflex                               100
Teleflex Control Systems, Inc.                        Pennsylvania       Teleflex                               100
Teleflex Fluid Systems, Inc.                          Connecticut        Teleflex                               100
Teleflex Machine Products, Inc.                       Delaware           Teleflex Fluid                         100
TFX Automotive LTD (19)                               UK                 TFX Group Ltd.                         100
TFX Engineering Ltd.                                  Bermuda            Teleflex                               100
TFX Equities Incorporated                             Delaware           Teleflex                               100
TFX Foreign Sales Corporation                         Barbados           TFX International Corp.                100
TFX Group Limited                                     UK                 TFX International Corp.                100
TFX Holding GmbH                                      Germany            Teleflex                                57 (20)
TFX International Corporation                         Delaware           Teleflex                               100
TFX International Limited                             UK                 TFX Group Ltd.                         100
TFX International S. A.                               France             Teleflex                               100
TFX Marine Incorporated                               Delaware           Teleflex                               100
TFX Medical Incorporated                              Delaware           Teleflex                               100
TFX Medical Wire Products, Inc.                       Delaware           TFX Equities                           100
TFX Scandinavia AB (21)                               Sweden             Teleflex                               100
The ISPA Company                                      Maryland           Sermatech                              100
Top Surgical GmbH                                     Germany            PW Chiurgische Produkte GmbH           100
United Parts Automotive Engineering GmbH              Germany            UPDC Systems (Holding) GmbH            100
United Parts Driver's Control Systems AB              Sweden             United Parts Group N.V.                100
United Parts Driver Control Systems B.V.              The Netherlands    United Parts Group N.V.                100
United Parts Driver Control Systems (UK) Ltd.         UK                 TFX Group Ltd.                         100
United Parts Driver Control Systems (Holding) GmbH    Germany            United Parts Group N.V.                 94 (22)
United Parts de Mexico SA de CV                       Mexico             United Parts Group N.V.             99.998 (23)
United Parts Group N.V.                               The Netherlands    TFX Holding GmbH                       100
United Parts FHS Automobile Systeme GmbH              Germany            UPDC Systems (Holding) GmbH           99.9  (24)
United Parts Slovakia sro                             Slovakia           UPDC Systems BV                        100
Victor Huber GmbH                                     Germany            Teleflex                               100
Weck Closure Systems LLC                              Delaware           Pilling Weck Incorporated (DE)          81  (25)
Willy Rusch AG                                        Germany            TFX Holding GmbH                       100
Willy Rusch Grundstucks und
  Beteiligungs AG ("Rusch G B")                       Germany            Willy Rusch AG                        99.8 (26)

 1.  14% owned by Sermatech and 5% owned by Pilling Weck (PA).

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES


 2.  49% owned by Sermatech International Incorporated.
 3.  49% owned by General Electric Company
 4.  One share (.002%) is owned by TFX Equities
 5.  Except for nominee shares.
 6.  Trades under name "Rusch Inc."
 7.  Formerly Rusch-Pilling (Asia) PTE LTD.
 8.  49.5% owned by Rusch G B.
 9.  Formerly Europe Medical, S.A.
10.  1% owned by Rusch Inc.
11.  49.5% owned by 924593 Ontario.
12.  40% owned by TFX Equities.
13.  34% owned by ten other subsidiary companies.
14.  Formerly Bavaria Avionik Technologie GmbH.
15.  Formerly The Talley Corporation.  Trades under name "Teleflex Control
     Systems."
16.  Formerly Telair Cargo Electronic Systems GmbH.
17.  29.5% owned by TPA PTE LTD & Mr. Chan.
18.  One share (.001%) is owned by TFX International Corporation
19.  Formerly S.J. Clark (Cables) Limited.  Trades under name "Clarks Cables".
20. 22% owned by Inmed Corporation, 13% by Telair International Incorporated, and 8% by Sermatech
21.  Formerly TX Controls AB.
22.  6% owned by Compart Automotive B.V.
23.  0.002% owned by Compart Automotive B.V.
24.  0.1% owned by Arminium Treuhand.
25.  19% owned by Horizon Surgical Incorporated
26.  Two shares (.2%) are owned by Inmed Corporation.


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